Exhibit 99.1

Powerfleet to Acquire Leading Insurance Telematics and Sustainable Mobility Solutions Provider Movingdots from Swiss Re

Powerful combination to enhance Powerfleet’s fleet intelligence platform with industry-leading Insurance telematics and sustainability solutions

WOODCLIFF LAKE, NJ – March 09, 2023 – Powerfleet, Inc. (Nasdaq: PWFL), a global leader of Internet of Things (IoT) software-as-a-service (SaaS) solutions that optimize the performance of mobile assets and resources to unify business operations, has signed a definitive agreement to acquire Movingdots, a leading provider of insurance telematics and sustainable mobility solutions based in Bremen, Germany, and a subsidiary of one of the world’s leading re-insurers, Swiss Re.

Movingdots, in partnership with Swiss Re’s Automotive and Mobility unit, has spent nearly a decade designing and perfecting data science algorithms with primary insurers to provide risk-based drive style analytics for fleets and personal auto risk. Backed with actuarial insights, Movingdots enables data-driven insurance propositions for insurers, car manufacturers, and mobility platform players worldwide. By focusing on customers’ safety and security needs, and by providing transparent and comprehensive monitoring, Movingdots combines insurance analytics with artificial intelligence (AI) technology to derive an individual risk assessment. Movingdots has been looking for the right strategic growth partner to deliver these precisely architected insurance solutions to the global market in a sustainable, profitable, and scalable way.

“I look forward to welcoming Movingdots’ exceptional team and great customers to Powerfleet,” said Steve Towe, Chief Executive Officer at Powerfleet. “World-class insurance telematics solutions as well as ESG reporting are core to Movingdots’ business and are highly aligned and complementary to Powerfleet’s strategic focus on safety and sustainability. We look forward to the partnership as we bring these industry-leading solutions to an expanded market through Powerfleet’s customer base and global go-to-market channels.”

Hendrik Todte, Managing Director at Movingdots, added: “We pride ourselves on the accuracy and reliability of our data and solutions. Achieving safer and more sustainable mobility requires engineering excellence and I am proud of the dedicated team we have built in Europe. We look forward to joining forces with Powerfleet to embrace opportunities in the corporate and commercial fleet space and to deliver innovation in mobility through cutting edge technology.”

Compelling benefits from the acquisition that are expected to support Powerfleet’s organic growth include:

●	Insurance-approved solutions: Movingdots is currently owned by Swiss Re, one of the world’s leading providers of reinsurance, insurance, and other forms of insurance-based risk transfer. The insurance risk insights from Swiss Re have contributed to the creation of Movingdots’ end-to-end telematics app solution, Coloride. This adds credibility to the suite Powerfleet will offer its customers and partners.

●	Enhanced Powerfleet Unity platform: Powerfleet launched its new fleet intelligence platform, Unity, at the end of 2022. Unity unites people, assets, and IoT device data together on a single platform to transform the way its customers do business. Unity is made up of six data-powered solutions, including safety and sustainability. Movingdots’ focus on delivering innovative automotive and mobility safety solutions and ESG reporting will enhance Powerfleet’s SaaS enterprise applications.

●	Increased global reach and total addressable market: Movingdots’ footprint and customer base will strengthen Powerfleet’s global reach and ability to penetrate EMEA markets with wider international leadership and expanded solution offerings.

●	Investment in talent: Movingdots has built a hub of excellence in Germany and beyond. Movingdots employees will strengthen Powerfleet’s current tenured and talented team, all striving to deliver on the promise of People Powered IoT.

“We are excited that we have found Powerfleet, a strong buyer for Movingdots, who has the scale and footprint to further grow the business,” said Andrea Keller, Head Automotive and Mobility, Reinsurance Solutions, at Swiss Re. “We are looking forward to continuing with Powerfleet and Movingdots in partnership.”

The acquisition is expected to close in the first quarter of 2023. Following the completion of the acquisition, all Movingdots customers will continue to receive exceptional service from the Movingdots team.

ABOUT POWERFLEET

Powerfleet (Nasdaq: PWFL; TASE: PWFL) is a global leader of internet of things (IoT) software-as-a-service (SaaS) solutions that optimize the performance of mobile assets and resources to unify business operations. Our data science insights and advanced modular software solutions help drive digital transformation through our customers’ and partners’ ecosystems to help save lives, time, and money. We help connect companies, enabling customers and their customers to realize more effective strategies and results. Powerfleet’s tenured and talented team is at the heart of our approach to partnership and tangible success. The company is headquartered in Woodcliff Lake, New Jersey, with our Pointer Innovation Center (PIC) in Israel and field offices around the globe. For more information, please visit www.powerfleet.com.

ABOUT MOVINGDOTS

Founded in 1999 and headquartered in Bremen, Germany, Movingdots GmbH is a subsidiary of Swiss Re, one of the world’s leading providers of reinsurance, insurance and other forms of insurance-based risk transfer. The automotive industry and customer needs are changing quickly with vehicles becoming electric, shared, connected and autonomous. Movingdots develops data-driven mobility solutions for insurers, car manufacturers and platform providers worldwide to succeed through these trends. The modular, end-to-end telematics app solution Coloride and a fleet telematics solution are part of Movingdots’ offering. In 2022 Movingdots is listed among the top 250 insurtechs worldwide to watch by Digital Insurance Agenda. Find out more on www.movingdots.com and on LinkedIn.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of federal securities laws. Forward-looking statements include statements with respect to Powerfleet’s beliefs, plans, goals, objectives, expectations, anticipations, assumptions, estimates, intentions, and future performance, and involve known and unknown risks, uncertainties and other factors, which may be beyond Powerfleet’s control, and which may cause its actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements. For example, forward-looking statements include statements regarding the expected benefits of the acquisition, the timing of the transaction and prospects for additional customers. The risks and uncertainties referred to above include, but are not limited to, future economic and business conditions, the ability to recognize the anticipated benefits of the acquisition, which may be affected by, among other things, the loss of key customers or reduction in the purchase of products by any such customers, the failure of the market for Powerfleet’s products to develop as anticipated, the inability to manage growth, the effects of competition from a variety of local, regional, national and other providers of wireless solutions, and other risks detailed from time to time in Powerfleet’s filings with the Securities and Exchange Commission, including Powerfleet’s most recent annual report on Form 10-K. These risks could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, Powerfleet. Unless otherwise required by applicable law, Powerfleet assumes no obligation to update the information contained in this press release, and expressly disclaims any obligation to do so, whether a result of new information, future events, or otherwise.

Powerfleet Investor Contact

Matt Glover

Gateway Group, Inc.

PWFL@gatewayir.com

(949) 574-3860

Powerfleet Media Contact

Heather Smith

hsmith@powerfleet.com

(605) 203-0605

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